UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2010

TERRA NOVA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-24057	75-2375969
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1550 Chicago, IL 60606
(Address of principal execute offices, including zip code)

(312) 827-3600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

             On May 9, 2010, the registrant issued a press release refuting a report that the unusual trading in Procter & Gamble stock on May 6, 2010 originated with the registrant's broker-dealer subsidiary. The press release is attached as Exhibit 99.1 hereto. The information in this Item 8.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Exhibits, Pro Forma Financial Information and Exhibits

Exhibits

99.1        Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NOVA FINANCIAL GROUP, INC. (Registrant)

By: /s/ Murrey Wanstrath
Murrey Wanstrath, Chief Financial Officer

Date: May 10, 2010